                                                                    EXHIBIT 99.5

                                                                  EXECUTION COPY



                            PRO-FAC COOPERATIVE, INC.
                                 as the Borrower

                              AGRILINK FOODS, INC.
                                  as the Lender




                                CREDIT AGREEMENT

                                   Dated as of
                                 August 19, 2002

                                TABLE OF CONTENTS


1.       DEFINITIONS................................................................1
         1.1.     Defined Terms.....................................................1
         1.2.     Accounting Matters................................................5

2.       LOAN FACILITY..............................................................5
         2.1.     Loans.............................................................5
         2.2.     Borrowing Procedure...............................................5
         2.3.     Voluntary Prepayments.............................................5
         2.4.     Mandatory Prepayments.............................................5
         2.5.     Note..............................................................6
         2.6.     Lender's Records..................................................6
         2.7.     Use of Proceeds...................................................6

3.       PAYMENTS OF INTEREST.......................................................6
         3.1.     Interest..........................................................6
         3.2.     Interest Payments and Computations................................6

4.       CONDITIONS.................................................................6
         4.1.     Initial Borrowing.................................................6
         4.2.     All Borrowings....................................................7

5.       REPRESENTATIONS AND WARRANTIES.............................................7
         5.1.     Existence and Authority...........................................7
         5.2.     Authorization.....................................................8
         5.3.     Binding Effect....................................................8
         5.4.     No Violation of Governmental Orders or Laws.......................8
         5.5.     Consents, etc.....................................................8
         5.6.     No Conflicts with Agreements, etc.................................8
         5.7.     Disclosure........................................................9
         5.8.     Solvency..........................................................9
         5.9.     Taxes.............................................................9

6.       COVENANTS..................................................................9
         6.1.     Financial Statements and other Information........................9
         6.2.     Payment of Principal and Interest................................10
         6.3.     Further Assurances...............................................10
         6.4.     Taxes............................................................10
         6.5.     Liens............................................................10
         6.6.     Compliance with Laws.............................................10

7.       EVENTS OF DEFAULT; REMEDIES...............................................10
         7.1.     Events of Default................................................10

         7.2.     Remedies.........................................................11
         7.3.     Application of Proceeds..........................................12
         7.4.     Waiver...........................................................12
         7.5.     Power of Attorney................................................12

8.       EFFECT OF LENDER'S INABILITY TO ADVANCE FUNDS ON OTHER AGREEMENTS.........12

9.       GENERAL PROVISIONS........................................................13
         9.1.     Notices..........................................................13
         9.2.     Successors and Assigns; Assignments and Participations...........14
         9.3.     Section Headings.................................................14
         9.4.     Interpretation...................................................14
         9.5.     Severability of Provisions; Invalidity...........................14
         9.6.     Amendments and Waivers...........................................14
         9.7.     Fees and Costs...................................................14
         9.8.     Indemnification..................................................14
         9.9.     Counterparts.....................................................15
         9.10.    Integration......................................................15
         9.11.    No Waiver; Remedies Cumulative...................................15
         9.12.    Survival.........................................................15
         9.13.    Time of Essence..................................................15

10.      GOVERNING LAW.............................................................16


EXHIBIT A - Note

                                CREDIT AGREEMENT

This CREDIT AGREEMENT (this "Agreement") is entered into as of August 19, 2002, between PRO-FAC COOPERATIVE, INC., a New York cooperative corporation (the "Borrower"), and AGRILINK FOODS, INC., a New York corporation (together with its successors, the "Lender").

                                    RECITALS

       (1) The Borrower has requested the Lender to provide certain credit facilities to the Borrower as more particularly set forth in this Agreement.

       (2) The proceeds of such credit facilities shall be used by the Borrower for general corporate and working capital purposes.

       NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrower hereby agree as follows:

1.     DEFINITIONS

       1.1. Defined Terms. For purposes of this Agreement, the following terms shall have the respective meanings provided below in this Section 1.1:

       "Affiliate" of any Person means (i) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person and (ii) any officer or director of such Person.

       "Applicable Anniversary Amount" means, as of any anniversary of this Agreement, an amount equal to the aggregate amount of all Loans outstanding on such anniversary.

       "Board" means the Board of Governors of the Federal Reserve System.

       "Borrowing Request" is defined in Section 2.2.

       "Business Day" means any day on which commercial banks are not authorized or required to close in New York, New York.

       "Charter Documents" means, in respect of any Person, the certificate of incorporation, by-laws, operating agreement, or other governing or constituent document or agreement, as applicable.

       "Closing Date" means the date of the initial Loan upon the satisfaction of the conditions set forth in Section 4.

       "Collateral" means any and all collateral from time to time securing the Obligations, including without limitation all "Collateral" as defined in the Pledge.

       "Commitment" means the commitment of the Lender under this Agreement to make Loans to the Borrower, as adjusted from time to time in accordance with the provisions hereof.

       "Default" means any event or condition which, with due notice or lapse of time or both as may be required under this Agreement, would become an Event of Default.

       "Default Rate" is defined in Section 3.1.

       "Dollar" and the sign "$" mean lawful money of the United States of America.

       "Event of Default" is defined in Section 7.1.

       "GAAP" means generally accepted accounting principles as set forth in opinions, statements and pronouncements of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board that are applicable to the circumstances as of the date of determination.

       "Governmental Body" means any Federal, state, county, city, town, village, municipal or other governmental department, commission, board, bureau, agency, authority or instrumentality, domestic or foreign.

       "Holdings LLC" means Agrilink Holdings LLC, a Delaware limited liability company.

       "Insolvency Proceeding" is defined in subsection 7.1(d).

       "Lien" means any security interest, mortgage, pledge, deed of trust, lien, claim, charge, encumbrance, title retention agreement or lessor's interest under a capitalized lease (determined in accordance with GAAP) or analogous instrument.

       "Loan Documents" means this Agreement, the Note and Pledge, and all other documents, instruments and agreements (including financing statements and certificates) executed and delivered from time to time in connection with or pursuant to this Agreement.

       "Loans" are defined in Section 2.1.

       "Marketing and Facilitation Agreement" means the Amended and Restated Marketing and Facilitation Agreement dated as of the date hereof, between the Borrower and the Lender.

       "Material Adverse Effect" means with respect to any Person, any change, event, condition, development or effect that individually or in the aggregate with all other changes, events, conditions, developments and effects, is or is reasonably likely to be materially adverse to (i) the business, operations, assets, liabilities, results of operations, prospects or condition (financial or otherwise) of such Person and its Subsidiaries, taken as a whole, or (ii) the ability of such Person to perform its obligations under this Agreement or any other Loan Document.

       "Note" is defined in Section 2.4.

       "Obligations" means all obligations (monetary or otherwise) of the Borrower to the Lender arising under or in connection with the Loan Documents.

       "Officer's Certificate" means, with respect to the Borrower a certificate signed on the Borrower's behalf by the General Manager of the Borrower, in the signer's capacity as such.

       "Order" means any order, writ, injunction, decree, judgment, award, determination or written direction or demand of any court, arbitrator or Governmental Body.

       "Permitted Liens" means:

                      (a) Liens for taxes, assessments or governmental charges
                  or claims, the payment of which is being diligently contested in good faith, and in respect of which adequate reserves have been established, if they have no priority over any of the Lender's security interests;

                      (b) any attachment or judgment Lien (including judgment or appeal bonds) which, within 30 days after the entry thereof, shall have been discharged or bonded or the execution thereof shall have been stayed pending appeal, or which shall have been discharged or bonded within 30 days after the expiration of any such stay;

                      (c) Liens incurred pursuant to the Loan Documents; and

                      (d) Liens incurred pursuant to Section 4.5 of Holdings
                  LLC's limited liability company agreement.

       "Permitted Distributions" means, (i) payments made by the Lender in an aggregate amount not exceeding $10,000,000 in any twelve-month period under the Termination Agreement, (ii) payments made by the Lender pursuant to and in accordance with the Marketing and Facilitation Agreement, other than the payment of any Shortfall Adjustment or Termination Fee (each, as defined in the Marketing and Facilitation Agreement), (iii) payments made by the Lender with respect to its indemnification obligations pursuant to and in accordance with the UPA, (iv) payments that have been delayed and that are made as of the date hereof as contemplated by Section 12.12 of the UPA, and (v) cash distributions from time to time made by Holdings LLC pursuant to the governance documents of Holdings LLC which are distributed to the Borrower with respect to income allocated to the Borrower with respect to the net income of Holdings LLC.

       "Person" means any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

       "Pledge" means the pledge agreement of even date herewith among the Borrower and the Lender.

       "Property" means, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal, or mixed, tangible or intangible.

       "Solvent" means, when used with respect to any Person, that (A) the fair value (as a going concern) of the property of such Person is greater than the total amount of the liabilities (including, without limitation, contingent liabilities) of such Person, (B) the present fair salable value (as a going concern) of the assets of such Person is not less than the amount that will be required to pay the probable liabilities of such Person on its debts as they become absolute and mature, (C) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (D) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital. For such purposes, any contingent liability (including, without limitation, pending litigation, guarantees, pension plan liabilities and claims for federal, state, local and foreign taxes, if any) is valued at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. For purposes of determining the Borrower's solvency, (i) the contingent guarantee obligation of Borrower with respect to Lender's 11 7/8% Senior Subordinated Notes due 2008 shall be deemed to be $0, and (ii) the value of each unit of Holdings LLC held by the Borrower shall be deemed to at least equal the value of such unit on the date it was initially issued to the Borrower.

       "Subsidiary" means, with respect to any Person, a corporation, partnership, limited liability company or other entity of which such Person and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares or other ownership interests as have more than 50% of the ordinary voting power for the election of directors or other managers of such entity.

       "Termination Agreement" means the letter agreement, dated as of the date hereof, between the Borrower and the Lender, with respect to the termination of the existing marketing and facilitation agreement dated as of November 3, 1994.

       "Third Party Indebtedness" means, (i) indebtedness under any credit facility provided by a bank or other financial institution, (ii) indebtedness for borrowed money under any bond or note indenture and notes issued pursuant thereto, (iii) indebtedness under any financing facility, note or other evidence of indebtedness (as determined in accordance with generally accepted accounting principles) provided by or issued to a financial institution in connection with a borrowing or other financing transaction, and (iv) any refinancing of the foregoing.

       "Transactions" means the consummation of the Loans and the other actions to be taken and documents to be delivered on, prior to or after the Closing Date as contemplated by this Agreement and the other Loan Documents.

       "Transition Services Agreement" means the Transitional Services Agreement, dated as of the date hereof, between the Borrower and the Lender.

       "UPA" means the Unit Purchase Agreement dated as of June 20, 2002 among Vestar/Agrilink Holdings LLC, the Borrower and the Lender.

       1.2. Accounting Matters. Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

2.     LOAN FACILITY.

       2.1. Loans. Subject to Section 2.4(a), the Lender agrees to make loans to the Borrower ("Loans") from time to time before the fifth anniversary of this Agreement in such amounts as the Borrower may from time to time request from the Lender; provided that the aggregate amount of all outstanding Loans shall not
(a) at any time on or before the first anniversary of this Agreement exceed $1,000,000, and (b) at any time after the first anniversary of this Agreement exceed the sum of (i) the Applicable Anniversary Amount as at the most recent anniversary of this Agreement plus (ii) $1,000,000; provided further that in the event that the Lender is prohibited from making loans to the Borrower because of the existence of a default, that is neither waived nor cured, under the terms of any Third Party Indebtedness of the Lender and/or any of its Subsidiaries having a principal amount in excess of $20,000,000, the Loan advances due hereunder will be deferred until permitted by the applicable instruments evidencing such indebtedness and will then be made to the fullest extent permitted. Loans shall be made in Dollars. Interest shall accrue and be payable as provided in Sections
3.1 and 3.2, and the aggregate outstanding principal amount of the Loans shall mature and be payable in full as provided in Section 2.4(b).

       2.2. Borrowing Procedure. The Borrower may request a Loan pursuant to written notice or pursuant to telephonic notice confirmed in writing or by facsimile within one (1) Business Day of such telephonic notice (each a "Borrowing Request"). Each Borrowing Request shall be made not later than 5 Business Days prior to the proposed date of the Loan, and shall specify (a) the date of the requested Loan, and (b) the amount of the requested Loan. All Borrowing Requests and confirmations thereof in writing or by facsimile must be signed on the Borrower's behalf by an officer or manager of the Borrower who has been identified in writing to the Lender as an officer or manager authorized to make Borrowing Requests on behalf of the Borrower. Each Loan shall be in a minimum amount of $100,000.

       2.3. Voluntary Prepayments. The Borrower may at any time prepay, without penalty, all or any portion of the outstanding principal of the Loans, provided that (a) Borrower shall provide the Lender with not less than 2 Business Days' prior written notice of the prepayment of any Loan, (b) such prepayments must be in the amount of at least $50,000, and (c) such payments shall be credited first to the accrued interest and the remainder applied to principal.

       2.4. Mandatory Prepayments.

       (a) The Borrower shall make a prepayment of the Loans (with a corresponding reduction in the Commitment) within 2 Business Days' of receipt by the Borrower of (i) any proceeds from the sale or disposition of its interests in Holdings LLC, and (ii) any distribution or payment by Holdings LLC other than any Permitted Distribution; provided that if the aggregate amount of such proceeds, distributions and payments exceeds the outstanding amount of the Loans at such time, then the Commitment shall be reduced Dollar for Dollar in an amount equal to such excess. Any payment pursuant to this Section 2.4 shall be credited first to the accrued interest and the remainder applied to principal.

       (b) The Loans shall mature and be payable in full on the date on which the Borrower sells or otherwise disposes of its direct or indirect equity interests in Holdings LLC, or upon direct or indirect receipt by the Borrower of a distribution from Holdings LLC in connection with a liquidation of, or a sale of all or substantially all of the assets of, Holdings LLC or one or more of its subsidiaries (the "Maturity Date").

       2.5. Note. The Loans of the Lender shall be evidenced by a promissory note substantially in the form set forth in Exhibit A, with appropriate insertions (the "Note").

       2.6. Lender's Records. With respect to each Loan, the Lender is hereby authorized to note the date, principal amount and interest rate applicable thereto and any payments made thereon on its books and records (either manually or by electronic entry) and/or on any schedule attached to the Note, which notations shall (in the absence of manifest error) be presumptively accurate.

       2.7. Use of Proceeds. The proceeds of each Loan shall be used by the Borrower for general corporate and working capital purposes.

3.     PAYMENTS OF INTEREST

       3.1. Interest. Amounts outstanding under the Loans shall bear interest at the rate of 10% per annum; provided, that following the occurrence and during the continuance of an Event of Default, all amounts outstanding under the Loans shall bear interest at the rate of 12% per annum (the "Default Rate").

       3.2. Interest Payments and Computations. Accrued interest on all outstanding Loans shall be compounded annually. Accrued interest shall be payable at the time of payment of principal amounts in respect of the amount of such principal payment, and all other accrued interest shall be due and payable on the Maturity Date. Interest on each Loan shall be computed on the basis of a 365-day year and shall be assessed for the actual number of days elapsed.

4.     CONDITIONS.

       4.1. Initial Borrowing. The obligation of the Lender to make the initial Loan hereunder is subject to the fulfillment, to the satisfaction of the Lender in its sole discretion of each of the following conditions:

       (a) Proceedings Satisfactory. This Agreement shall have been duly executed and delivered by all parties hereto and all corporate and other proceedings taken or to be taken in connection with this Agreement and all documents incident hereto shall be satisfactory in form and substance to the Lender and its counsel, and the Lender and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may request.

       (b) Representations and Warranties True, Etc. The representations and warranties made by the Borrower under the Loan Documents shall be true and correct on and as of the Closing Date (except to the extent they relate to an earlier date), and the Borrower shall have performed all agreements and acts on its part required to be performed under the Loan Documents on or prior to the Closing Date, including but not limited to the delivery of any Collateral to the Lender that is necessary to perfect the Lender's security interest in such Collateral pursuant to the Loan Documents. The Borrower shall have delivered to the Lender an Officer's Certificate, dated the Closing Date, to such effect and to the effect of the matters set forth in Section 4.2(a).

       (c) Other Loan Documents. The Borrower shall have executed and delivered each of the Loan Documents.

       4.2. All Borrowings. The obligation of the Lender to make any Loan hereunder (including the initial Loan) is further subject to the fulfillment, to the satisfaction of the Lender of each of the following conditions:

       (a) Compliance with Warranties, No Default, etc. Both before and after giving effect to any Loan, (i) each of the representations and warranties set forth in Section 5 shall be true and correct on and as of the date of such Loan as though made on such date, except to the extent that they relate to an earlier date, and (ii) there shall exist no Default or Event of Default. The Borrower shall have delivered to Lender an Officer's Certificate, dated the date of each Loan, to such effect.

       (b) Borrowing Request. The Lender shall have received a Borrowing Request conforming to the requirements of Section 2.2.

       (c) Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Borrower shall be satisfactory in form and substance to the Lender and its counsel; the Lender and its counsel shall have received all information, approvals, documents or instruments as they may reasonably request.

       (d) Loan Limits. The obligation of the Lender to make any Loan hereunder (including the initial Loan) is further subject to the condition that the outstanding principal amount of all Loans after giving effect to such Loan shall not exceed the applicable limits set forth in Section 2.1.

5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby makes the following representations and warranties to the Lender. For purposes of these representations and warranties, it is expressly understood that for purposes of any reference to the Borrower's "knowledge", the knowledge of any senior officer or manager of the Borrower shall be attributed to the Borrower.

       5.1. Existence and Authority. The Borrower is a cooperative corporation duly formed, validly existing and in good standing under the laws of New York and is qualified to do business and in good standing in each other jurisdiction in which the failure to so qualify would have or could reasonably be expected to have a Material Adverse Effect. The Borrower has all requisite power to own its Properties and to carry on its business as now being conducted and as proposed to be conducted, and to execute, deliver and perform its obligations under the Loan Documents, to execute, issue, sell, deliver and perform its obligations under the Notes and to engage in the respective transactions contemplated by the Loan Documents.

       5.2. Authorization. The execution, delivery and performance by the Borrower of the Loan Documents are within its powers and have been duly authorized by all necessary action by or on behalf of the Borrower and such Loan Documents have been validly executed.

       5.3. Binding Effect. The Loan Documents are the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except, in each case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws relative to or affecting the enforcement of creditors' rights generally in effect from time to time and by general principles of equity.

       5.4. No Violation of Governmental Orders or Laws. The Borrower is not, and none of its Properties is or will be, after or as a result of giving effect to the Transactions or any Loan, in default under or in violation of any Order of any court, arbitrator or Governmental Body or any statute or law or any rule or regulation of any Governmental Body (including, without limitation, any building, zoning, environmental or other ordinance, code or rule), which default or violation constitutes or could reasonably be expected to constitute a Material Adverse Effect; and the Borrower is not subject to or a party to any Order of any court or Governmental Body arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition, intellectual property or similar matters.

       5.5. Consents, etc. No consent, approval or authorization of or declaration, registration or filing with any Governmental Body or any other Person (including, without limitation, any creditor or stockholder of the Borrower) is required in connection with the execution or delivery of the Loan Documents by the respective parties thereto or the performance by such parties of their respective obligations hereunder or thereunder, or in connection with the consummation of the transactions contemplated hereby and thereby, or as a condition to the legality, validity or enforceability of the Loan Documents, except for such consents, approvals, authorizations, declarations, registrations or filings, the absence of which would not constitute, or could reasonably be expected not to constitute, individually or in the aggregate, a Material Adverse Effect.

       5.6. No Conflicts with Agreements, etc. Neither the execution and delivery of any Loan Document nor the fulfillment of or compliance with the terms and provisions thereof, will conflict with, or result in a breach or violation of any of the terms, conditions or provisions of, or constitute a default under, any Charter Document of the Borrower, or any contract, agreement, mortgage, indenture, lease, instrument, Order, statute, law, rule or regulation to which the Borrower or any of its Properties is subject, or (except pursuant to the Loan Documents) result in the creation of any Lien on any Properties of the Borrower, which conflict, breach, violations, defaults or Liens, would constitute or could reasonably be expected to constitute a Material Adverse Effect. The Borrower is not in default of or breach under any agreement by which it or any of its assets is bound, which default or breach has or could reasonably be expected to have a Material Adverse Effect.

       5.7. Disclosure. Except as otherwise disclosed in this Agreement and the Schedules hereto, there is no fact known to the Borrower (other than matters of a general economic or political nature) which constitutes or could reasonably be expected to constitute a Material Adverse Effect.

       5.8. Solvency. The Borrower is prior to, and will be, after giving effect to, the Transactions and the application of the net proceeds of the Loans, Solvent.

       5.9. Taxes. The Borrower has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith and for which the Borrower maintains adequate reserves under GAAP.

6. COVENANTS. The Borrower covenants and agrees that, so long as any credit hereunder shall be available and until payment in full of the Obligations (except indemnity and other contingent obligations not then due and payable), and unless the Lender shall otherwise consent in writing, the Borrower shall comply with the following provisions of this Section 6.

       6.1. Financial Statements and other Information. The Borrower will furnish to the Lender:

       (a) promptly after becoming aware of the existence of any Default or Event of Default, an Officer's Certificate of the Borrower specifying the nature and period of existence thereof and what action the Borrower is taking or proposes to take with respect thereto;

       (b) promptly after becoming aware of any Material Adverse Effect, or of any event which could reasonably be expected to have a Material Adverse Effect, an Officer's Certificate of the Borrower setting forth the details of such Material Adverse Effect or event and stating what action the Borrower has taken or proposes to take with respect thereto; and

       (c) if at any time the Borrower ceases making filings under the Securities Exchange Act 1934:

            (i) promptly when available and in any event within 120 days after the close of each of its fiscal years, a copy of the annual audit report of the Borrower for such fiscal year, including therein a balance sheet of the Borrower as of the end of such fiscal year and statements of earnings and cash flows of the Borrower for such fiscal year reported on without a "going concern" exception, or a qualification arising out of the scope of the audit, by independent auditors of recognized standing selected by the Borrower and reasonably acceptable to the Lender; and

            (ii) promptly when available and in any event within (a) 45 days after the end of each fiscal quarter, a balance sheet of the Borrower as of the end of such fiscal quarter, together with statements of earnings and cash flows for such fiscal quarter and for the period beginning with the first day of such fiscal year and ending on the last day of such fiscal quarter, together with an Officer's Certificate confirming that such financial statements were prepared in accordance with GAAP.

       6.2. Payment of Principal and Interest. The Borrower will duly and punctually pay the principal of and interest on the Loans in accordance with the terms of the Notes and this Agreement. The Borrower will comply with all of the covenants, agreements and conditions contained in the Loan Documents to which it is a party.

       6.3. Further Assurances. Promptly upon request by the Lender, the Borrower shall (a) correct any material defect or error that may be discovered in any Loan Document to which it is a party or in the execution or acknowledgment thereof, and (b) do, execute, acknowledge, deliver, record, file and register any and all such further acts, deeds and other instruments as the Lender may reasonably require from time to time in order (A) to carry out more effectively the purposes of any Loan Document, and (B) better to assure, convey, grant, assign, transfer, preserve, protect and confirm to the Lender the rights granted or now or hereafter intended to be granted to it under any Loan Document or under any other instrument executed in connection with or pursuant to any Loan Document.

       6.4. Taxes. The Borrower will make timely payment of all material federal, state, and local taxes or assessments, except those being contested in good faith and for which the Borrower maintains adequate reserves under GAAP, and will deliver to the Lender, on written demand, appropriate certificates attesting to the payment.

       6.5. Liens. The Borrower will not create, incur, or allow any Lien on any of its interests in Holdings LLC, or assign or convey any right to receive income in respect of such interests, except for Permitted Liens.

       6.6. Compliance with Laws. The Borrower will comply with all laws, rules, regulations and ordinances to which it is subject, noncompliance with which could reasonably be expected to have a Material Adverse Effect. The Borrower will maintain its existence and good standing in New York and maintain qualification in each jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect.

7.     EVENTS OF DEFAULT; REMEDIES

       7.1. Events of Default. Any one or more of the following events shall constitute an Event of Default by the Borrower under this Agreement.

       (a) If the Borrower (i) fails to make any payment of principal or accrued interest under the Obligations when due and payable or when declared due and payable, or (ii) fails to make any payment of all or any portion of any other Obligations within 5 Business Days after the date on which the same shall be due and payable or be declared due and payable (whether interest, fees or otherwise, including any interest which, but for the provisions of the United States Bankruptcy Code, would have accrued on any of the Obligations);

       (b) If the Borrower fails or neglects to perform, keep, or observe in any material respect any term, provision, condition, covenant, or agreement contained in any Loan Document, other than as specified in any other subsection of this Section 7.1, and such default continues unremedied for a period of 10 Business Days after receipt of written notice by the Lender;

       (c) If the Borrower fails or neglects to perform, keep, or observe in any material respect any term, provision, condition, covenant, or agreement contained in any material agreement between the Borrower and the Lender, including, without limitation, the UPA, the Marketing and Facilitation Agreement, the Transition Services Agreement, the Termination Agreement, the side letter with respect to Seneca Foods Corporation, dated as of the date hereof, between the Borrower and the Lender, the side letter with respect to Dean Pickle and Specialty Products Company, dated as of the date hereof, between the Borrower and the Lender, and the Lender's 11 7/8% senior subordinated notes due 2008 and the bond indenture related thereto, dated November 18, 1998 among the Lender, certain guarantors named therein and IBJ Schroder Bank & Trust Company, other than as specified in any other subsection of this Section 7.1, and such default continues unremedied for a period of 10 Business Days after receipt of written notice by the Lender;

       (d) (i) If any bankruptcy, reorganization, receivership, liquidation, assignment for the benefit of creditors or other insolvency proceeding (each, an "Insolvency Proceeding") is commenced by the Borrower, or (ii) an Insolvency Proceeding is commenced against or any order of dissolution is entered against the Borrower and not dismissed within 60 calendar days;

       (e) If any Loan Document shall cease to be valid and enforceable in any material respect against the Borrower, or the Borrower shall so assert;

       (f) If any representation, warranty, certification or statement made by or on behalf of the Borrower in any Loan Document shall prove to be false or incorrect or breached in any material respect on the date as of which it is made or which it is deemed to have been made;

       (g) (i) Any material portion of the Borrower's Property is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed, stayed or bonded within 30 calendar days; (ii) the Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business; (iii) a judgment or other claim becomes a Lien on a material portion of the Borrower's Property; or (iv) a notice of Lien, levy, or assessment is filed against any of the Borrower's Property by any government agency and not paid, stayed or bonded within 30 calendar days after the Borrower receives notice;

       (h) Debt for borrowed money of the Borrower in any outstanding principal amount equal to or in excess of $250,000 shall be declared due and payable or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof.

       7.2. Remedies. If any Event of Default described in Section 7.1(d) shall occur, the Commitment and the Loans (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Obligations and all accrued and unpaid interest and all other fees payable shall automatically be and become immediately due and payable, without notice or demand. If any other Event of Default shall occur for any reason, whether voluntary or involuntary, and be continuing, the Lender may, by notice to the Borrower, declare all or any portion of the outstanding principal amount of the Obligations and all accrued and unpaid interest and all other fees payable to be due and payable and/or the Loans and/or the Commitment (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Loans and the Commitment shall terminate. In addition, upon the occurrence and during the continuance of any Event of Default, the Lender shall have the right to exercise any and all remedies available to it at law or in equity as well as any rights or remedies specified in any the Loan Documents, including without limitation all rights and remedies of a secured lender under any applicable Uniform Commercial Code.

       7.3. Application of Proceeds. The proceeds of any disposition of any Collateral obtained pursuant to the Loan Documents and any payments or distributions required to be applied in mandatory prepayment under Section 2.4 shall be applied as follows:

       (a) first, to the payment of any and all expenses and fees (including reasonable attorneys' fees), if any, incurred by the Lender in foreclosing on and disposing of the Collateral;

       (b) next, any surplus then remaining to the payment of the Obligations (whether matured or unmatured) in such order as the Lender may determine in its sole discretion; and

       (c) thereafter, if no other Obligations are outstanding, any surplus then remaining shall be paid to the Borrower or to such other Person legally entitled to the same; it being understood that the Borrower will remain liable to the Lender to the extent of any deficiency between the amount of the Obligations and the aggregate of all amounts realized from Collateral.

       7.4. Waiver. The Borrower hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement, the Loan Documents or any Collateral the subject of any Loan Document.

       7.5. Power of Attorney. The Borrower irrevocably appoints the Lender as its lawful attorney to sign the Borrower's name on any documents necessary to perfect or continue the perfection of any security interest, regardless of whether an Event of Default has occurred. The Lender's appointment as the Borrower's attorney in fact, and all of the Lender's rights and powers, coupled with an interest, are irrevocable until, and shall automatically terminate when, all Obligations (other than indemnity and other contingent liabilities (other than guarantees) not then due and payable) have been fully repaid and performed and the Lender's obligation to provide Loans has terminated.

8.     EFFECT OF LENDER'S INABILITY TO ADVANCE FUNDS ON OTHER AGREEMENTS.

       The Borrower and the Lender acknowledge and agree that to the extent that Borrower has a monetary obligation that is due to be paid to Lender pursuant to the Transition Services Agreement or as contemplated under paragraph 5(b) of the Marketing and Facilitation Agreement, and due to Lender's inability under the terms of any Third Party Indebtedness to advance amounts to Borrower under this facility when otherwise required by the terms hereof to do so Borrower is unable to make such payment, then for purposes of the Transition Services

Agreement and such paragraph 5(b) of the Marketing and Facilitation Agreement, Borrower shall not be deemed to be in default of such payment obligations for so long as Lender is unable to make such advances when required by the terms hereof to do so and to the extent Borrower's inability to make such payment is due thereto.

9.     GENERAL PROVISIONS.

       9.1. Notices. All communications provided for hereunder shall be in writing and delivered by hand or sent by registered or certified mail, postage prepaid, or reputable overnight courier delivery with written confirmation of receipt, sent (i) if to the Lender, to:

             Agrilink Foods, Inc.
             90 Linden Oaks
             Rochester, NY 14625
             Attention: Dennis M. Mullen
             Facsimile: (716) 383-1606

             With copies to (which will not constitute notice to the Lender):

             Vestar Capital Partners
             245 Park Avenue, 41st Floor
             New York, New York 10167
             Attention: David M. Hooper and General Counsel
             Facsimile: (212) 808-4922

             Kirkland & Ellis
             153 East 53rd Street
             New York, New York 10022
             Attention: Michael Movsovich, Esq.
             Facsimile: (212) 446-4900

or to such other address as the Lender may have designated to the Borrower in writing; and (ii) if to the Borrower, to:

             Pro-Fac Cooperative, Inc.
             90 Linden Oaks
             Rochester, NY 14625
             Attention: Bruce Fox, Chairman
             Facsimile: (231) 861-4884

             With a copy to (which will not constitute notice to the Borrower):

             Harris Beach LLP
             99 Garnsey Road
             Pittsford, NY 14534
             Attention: Thomas E. Willett, Esq.
             Facsimile: (716) 419-8818
or to such other address or addresses as the Borrower may most recently have designated in writing to the Lender by such notice. All such communications shall be deemed to have been given or made when so delivered by hand, or four Business Days after being so mailed or the Business Day following deposit with a reputable overnight courier service if received by the recipient during business hours, if not then on the next Business Day.

       9.2. Successors and Assigns; Assignments and Participations. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that neither the Borrower nor the Lender may assign this Agreement or any rights or duties hereunder without the prior written consent of the other party hereto (other than any such assignment by the Lender to any of its affiliates, which assignment may be made without the consent of the Borrower) and any prohibited assignment shall be absolutely void.

       9.3. Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each paragraph applies equally to this entire Agreement.

       9.4. Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against the Lender or the Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties (each of which has had the benefit of advice from legal counsel) and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

       9.5. Severability of Provisions; Invalidity. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision. If any provision of this Agreement is held invalid or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or excised from this Agreement, as the situation may require, and this Agreement shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein, as the case may be.

       9.6. Amendments and Waivers. No amendment, modification, termination, or waiver of any provision of the Loan Documents, or any other document or instrument executed in connection herewith, or consent to any departure by any party therefrom, shall in any event be effective without the written concurrence of the relevant parties thereto.

       9.7. Fees and Costs. The Borrower also agrees to reimburse the Lender upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with
(x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

       9.8. Indemnification. In consideration of the execution and delivery of this Agreement by the Lender and the Lender's agreement to provide the Loans hereunder, the Borrower hereby indemnifies, exonerates and holds the Lender and each of its parents, officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the credit facilities provided for herein; other than any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the gross negligence or willful misconduct of any Indemnified Party or its parents, officers, managers, members, directors, employees or agents, or a Person of which such Indemnified Party is a parent, officer, member, director, employee or agent. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

       9.9. Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

       9.10. Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted, modified, or qualified by any other agreement, oral or written, whether before or after the date hereof.

       9.11. No Waiver; Remedies Cumulative. The Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Lender and then only to the extent expressly provided therein. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

       9.12. Survival. All covenants, representations and warranties made in the Loan Documents shall survive the execution and delivery of this Agreement and each Loan, and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Lender. The obligations of Borrower in Section 9.8 to indemnify the Lender will survive until all statutes of limitations for actions that may be brought against the Lender have run.

       9.13. Time of Essence. Time is of the essence for the performance of all Obligations set forth in the Loan Documents.

       10. GOVERNING LAW. THIS AGREEMENT, THE NOTES AND ALL OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE).

IN WITNESS WHEREOF, the parties hereto have executed this Credit Agreement as of the date first set forth above.

The Borrower:                     PRO-FAC COOPERATIVE, INC.


                                  By:  /s/ Earl L. Powers
                                       ------------------
                                       Name:  Earl L. Powers
                                       Title: Vice President and Chief Financial
                                              Officer



The Lender:                       AGRILINK FOODS, INC.


                                  By:  /s/ Earl L. Powers
                                       ------------------
                                       Name:  Earl L. Powers
                                       Title: Vice President and Chief Financial
                                              Officer

                                    EXHIBIT A

                                  FORM OF NOTE

                                                               ___________, 200_

       FOR VALUE RECEIVED, the undersigned, PRO-FAC COOPERATIVE, INC. (the "Borrower"), hereby promises to pay to the order of AGRILINK FOODS, INC. and its registered assigns (the "Lender"), at the office specified by the Lender, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to the Credit Agreement dated as of August 19, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") between the Borrower and the Lender, on the dates and in the amounts provided in the Credit Agreement. The Borrower further promises to pay interest on the unpaid principal amount of the Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

       The Lender is authorized to endorse the amount and the date on which each Loan is made and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof or on continuations thereof which shall be attached hereto and made a part hereof; provided that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Borrower under the Credit Agreement or this Note.

       This Note may only be assigned as provided in the Credit Agreement.

       This Note is the Note referred to in, and is entitled to the benefits of, the Credit Agreement, which contains, among other things, provisions for acceleration of the maturity hereof upon the happening of certain stated events.

       Capitalized terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein.

       THIS NOTE IS GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

       IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed and delivered as of the day and year first above written.


                                       PRO-FAC COOPERATIVE, INC.

                                       By:
                                           ------------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                 ------------------------------

Schedule Attached to Note dated ______________, 200___ of PRO-FAC COOPERATIVE, INC. payable to the order of AGRILINK FOODS, INC.


                      Amount of                 Amount                Notation
 Date                   Loan                    Repaid                Made By
 ----                   ----                    ------                --------